Exhbit 99.1

THE TALBOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE THIRTEEN WEEKS ENDED MAY 3, 2008 AND MAY 5, 2007
Amounts in thousands except per share data

	Thirteen Weeks Ended
	May 3,	May 5,
	2008	2007

Net Sales	$414,774	$432,294

Costs and Expenses
Cost of sales, buying and occupancy	246,122	263,672
Selling, general and administrative	130,831	136,045
Restructuring charges	4,580	-
Impairment of store assets	943	-

Operating Income	32,298	32,577

Interest
Interest expense	5,689	9,508
Interest income	107	349

Interest Expense - net	5,582	9,159

Income Before Taxes	26,716	23,418

Income Tax Expense	8,210	8,144

Income from Continuing Operations	18,506	15,274

Loss from Discontinued Operations, net of taxes	(16,864)	(10,034)

Net Income	$1,642	$5,240

Net Income Per Share:

Basic income per share from continuing operations	$0.35	$0.29
Basic loss per share from discontinued operations	(0.32)	(0.19)
Basic income per share	$0.03	$0.10

Diluted income per share fron continuing operations	$0.35	$0.28
Diluted loss per share from discontinued operations	(0.32)	(0.18)
Diluted income per share	$0.03	$0.10

Weighted Average Number of Shares of
Common Stock Outstanding:

Basic	53,302	52,928

Diluted	53,505	53,908

Cash Dividends Paid Per Share	$0.13	$0.13

THE TALBOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE THIRTEEN AND TWENTY-SIX WEEKS ENDED AUGUST 2, 2008 AND AUGUST 4, 2007
Amounts in thousands except per share data

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	August 2,	August 4,	August 2,	August 4,
	2008	2007	2008	2007

Net Sales	$395,209	$434,167	$809,983	$866,461

Costs and Expenses
Cost of sales, buying and occupancy	278,501	312,570	525,212	576,242
Selling, general and administrative	124,295	119,912	255,127	255,957
Restructuring charges	4,063	-	8,643	-
Impairment of store assets	-	-	353	-

Operating (Loss) Income	(11,650)	1,685	20,648	34,262

Interest
Interest expense	4,852	8,535	10,541	18,043
Interest income	78	436	184	785

Interest Expense - net	4,774	8,099	10,357	17,258

(Loss) Income Before Taxes	(16,424)	(6,414)	10,291	17,004

Income Tax (Benefit) Expense	(4,473)	(2,399)	3,736	5,745

(Loss) Income from Continuing Operations	(11,951)	(4,015)	6,555	11,259

Loss from Discontinued Operations, net of taxes	(13,057)	(9,301)	(29,921)	(19,335)

Net Loss	$(25,008)	$(13,316)	$(23,366)	$(8,076)

Net Loss Per Share:

Basic (loss) income per share from continuing operations	$(0.22)	$(0.08)	$0.12	$0.21
Basic loss per share from discontinued operations	(0.25)	(0.17)	(0.56)	(0.36)
Basic loss per share	$(0.47)	$(0.25)	$(0.44)	$(0.15)

Diluted (loss) income per share fron continuing operations	$(0.22)	$(0.08)	$0.12	$0.21
Diluted loss per share from discontinued operations	(0.25)	(0.17)	(0.56)	(0.36)
Diluted loss per share	$(0.47)	$(0.25)	$(0.44)	$(0.15)

Weighted Average Number of Shares of
Common Stock Outstanding:

Basic	53,442	52,980	53,372	52,954

Diluted	53,442	52,980	53,372	52,954

Cash Dividends Paid Per Share	$0.13	$0.13	$0.26	$0.26

THE TALBOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE THIRTEEN WEEKS ENDED FEBRUARY 2, 2008
Amounts in thousands except per share data

Thirteen Weeks Ended
February 2,
2008

Net Sales	$427,681

Costs and Expenses
Cost of sales, buying and occupancy	301,775
Selling, general and administrative	127,535
Restructuring charges	3,710
Impairment of store assets	689

Operating Loss	(6,028)

Interest
Interest expense	7,363
Interest income	201

Interest Expense - net	7,162

Loss Before Taxes	(13,190)

Income Tax Benefit	(4,089)

Loss from Continuing Operations	(9,101)

Loss from Discontinued Operations, net of taxes	(162,277)

Net Loss	$(171,378)

Net Loss Per Share:

Basic loss per share from continuing operations	$(0.17)
Basic loss per share from discontinued operations	(3.06)
Basic loss per share	$(3.23)

Diluted loss per share fron continuing operations	$(0.17)
Diluted loss per share from discontinued operations	(3.06)
Diluted loss per share	$(3.23)

Weighted Average Number of Shares of
Common Stock Outstanding:

Basic	53,085

Diluted	53,085

Cash Dividends Paid Per Share	$0.13

THE TALBOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE YEAR ENDED FEBRUARY 2, 2008
Amounts in thousands except per share data

Year Ended
February 2,
2008

Net Sales	$1,708,115

Costs and Expenses
Cost of sales, buying and occupancy	1,144,553
Selling, general and administrative	522,042
Restructuring charges	3,710
Impairment of store assets	2,606

Operating Income	35,204

Interest
Interest expense	34,431
Interest income	1,289

Interest Expense - net	33,142

Income Before Taxes	2,062

Income Tax Expense	798

Income from Continuing Operations	1,264

Loss from Discontinued Operations, net of taxes	(190,105)

Net Loss	$(188,841)

Net Loss Per Share:

Basic income per share from continuing operations	$0.02
Basic loss per share from discontinued operations	(3.59)
Basic loss per share	$(3.56)

Diluted income per share fron continuing operations	$0.02
Diluted loss per share from discontinued operations	(3.59)
Diluted loss per share	$(3.56)

Weighted Average Number of Shares of
Common Stock Outstanding:

Basic	53,006

Diluted	53,006

Cash Dividends Paid Per Share	$0.52